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                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/
Check the appropriate box:
/_/      Preliminary Proxy Statement
/_/ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/      Definitive Proxy Statement
/X/      Definitive Additional Materials
/_/      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          GRAND CENTRAL FINANCIAL CORP.
                  ---------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/_/      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)     Title of each class of securities to which transaction applies:

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         2)     Aggregate number of securities to which transaction applies:

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         3)     Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)     Proposed maximum aggregate value of transaction:

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         5)     Total fee paid:

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/_/ Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

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         2)     Form, Schedule or Registration Statement No.:

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         3)     Filing Party:

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         4)     Date Filed:




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                   [GRAND CENTRAL FINANCIAL CORP. LETTERHEAD]



Dear ESOP Participant:

          On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instructions to First Bankers Trust Company (the "ESOP Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Grand Central Financial Corp. (the "Company") on April 24, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a copy of the Company's Annual Report to Shareholders.

         As a participant in the Central Federal Savings and Loan Association of Wellsville Employee Stock Ownership Plan ("ESOP"), you are entitled to direct the ESOP trustee on how to vote the shares of Company common stock credited to your account as of February 28, 2002. These allocated shares will be voted as directed by you provided your instructions are received by the ESOP Trustee by April 15, 2002. The ESOP Trustee, subject to its fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which no instructions are provided, in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their ESOP accounts.

         In order to direct the voting of shares of Company common stock allocated to your account in the ESOP, please complete and sign the enclosed Vote Authorization Form and return it in the enclosed postage-paid envelope no later than April 15, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Central Federal Savings and Loan Association of Wellsville. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote all the shares of Company common stock held in the ESOP Trust.

                                          Sincerely,

                                          /s/ William R. Williams

                                          William R. Williams
                                          President and Chief Executive Officer








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Name
     --------------------------                                      ESOP
Shares
      -------------------------

                             VOTE AUTHORIZATION FORM

         I understand that First Bankers Trust Company, NA, (the "ESOP Trustee"), is the holder of record and custodian of all shares of Grand Central Financial Corp. allocated to me under the Central Federal Savings and Loan Association of Wellsville Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 24, 2002.

         Accordingly, vote my shares as follows:


         1.       The election as director of the nominee listed.

                  Gerry W. Grace

                  FOR                   VOTE WITHHELD
                  ---                   -------------

                  /_/                       /_/

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

                  FOR                     AGAINST                    ABSTAIN
                  ---                     -------                    -------
                  /_/                       /_/                       /_/


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.


         The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.


------------------------------------        ------------------------------------
              Date                                      Signature

Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 15, 2002.





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                   [GRAND CENTRAL FINANCIAL CORP. LETTERHEAD]


Dear Stock Award Recipient:

         On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instructions to First Bankers Trust Company (the "Incentive Plan Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Grand Central Financial Corp. (the "Company") on April 24, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a copy of the Company's Annual Report to Shareholders.

         As a participant in the Grand Central Financial Corp. Stock-Based Incentive Plan (the "Incentive Plan") you are entitled to vote all shares of restricted stock awarded to you under the Incentive Plan as of February 28, 2002. The Incentive Plan Trustee will vote those shares of the Company common stock in accordance with instructions it receives from you and the Stock Award recipients.

         At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than April 15, 2002. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

                                          Sincerely,

                                          /s/ William R. Williams

                                          William R. Williams
                                          President and Chief Executive Officer










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Name                                                                 INCENTIVE
    ---------------------------                                      PLAN
Shares
      -------------------------

                             VOTE AUTHORIZATION FORM

         I understand that First Bankers Trust Company, NA, (the " Incentive Plan Trustee"), is the holder of record and custodian of all shares of Grand Central Financial Corp. (the "Company") common stock held in trust for the Grand Central Financial Corp. Stock-Based Incentive Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 24, 2002.

         Accordingly, vote my shares as follows:


         1.       The election as director of the nominee listed.

                  Gerry W. Grace

                  FOR                  VOTE WITHHELD
                  ---                  -------------
                  /_/                       /_/

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

                  FOR                    AGAINST                    ABSTAIN
                  ---                    -------                    -------
                  /_/                      /_/                        /_/


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.


         The Incentive Plan Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


---------------------------------         --------------------------------------
           Date                                       Signature

Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 15, 2002.